Exhibit 4.1
.016570| 003590|127C|RESTRICTED||4|057-423 NNNNN
COMMON STOCK            COMMON STOCK
PAR VALUE $0.01 THIS CERTIFICATE IS TRANSFERABLE IN ADD 4 ADD 3 ADD 2 ADD 1CANTON, MA, JERSEY CITY, NJ AND GOLDEN, CO
Certificate            Shares
MR A SAMPLENumber * * 6 0 0 6 2 0 * * * * * * ZQ 000000 * * * 6 0 0 6 2 0 * * * * * * * * * 6 0 0 6 2 0 * * * *
DESIGNATION (IF ANY) GRAND CANYON EDUCATION, INC. * * * * * 6 0 0 6 2 0 * * *
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE * * * * * * 6 0 0 6 2 0 * *
** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****
Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.
Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.
Alexander David THIS CERTIFIES THAT Sample **** Mr. Alexander David Sample **** Mr. Alexander David
Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander
David Sample MR. SAMPLE & MRS. SAMPLE &**** Mr. Alexander David Sample **** Mr. Alexander David
Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. CUSIP 38526M 10 6
Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.
Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.
Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.
Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.
Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.
Alexander MR. SAMPLE & MRS. SAMPLE David Sample **** Mr. Alexander David Sample **** Mr. Alexander
David Sample **** Mr. Alexander David Sample **** Mr. Alexander SEE REVERSE FOR CERTAIN DEFINITIONS
David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander
David Sample **** Mr. Alexander David Sample **** Mr.
Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.
Alexander David Sample **** Mr. Alexander David Sample **** PO BOX 43004, Providence, RI 02940-3004
Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.
Alexander David Sample **** Mr. Sample **** Mr. Sample is the owner of
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FULLY-PAID AND NON-ASSESSABLE SHARE S OF THE COMMON STOCK OF
Grand Canyon Education, Inc. (hereinafter called the “Company”), transferable on the books of the
DTC Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This CUSIP Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Holder ID Certificate of Incorporation, as amended and restated from time to time, and the Bylaws, as amended and restated from time to time, of the
Company (copies of which are on file with the Company and with the Transfer Total Transaction
Number of Shares Insurance Value Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless Certificate Numbers countersigned and registered by the Transfer Agent and Registrar.
1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890
1234567890/1234567890 1234567890/1234567890 Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.
DATED <<Month Day, Year>>
65 4 3 2 1 COUNTERSIGNED AND REGISTERED:
Num/No. COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR, Chief Executive Officer
65 4 3 2 1 Denom.
76 5 4 3 2 1
Total 12345678 123456789012345 123456 1,000,000.00 XXXXXXXXXX XXXXXX XX X            By
AUTHORIZED SIGNATURE

Secretary

.
GRAND CANYON EDUCATION, INC.
THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A SUMMARY OF THE
POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF
EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH
PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR
EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED, AND
THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF
DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE
SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF
A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO
INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM
ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN
COM — as tenants in common UNIF GIFT MIN ACT- . . . . . . . . . .Custodian . . . . . . . . . . . .
        . . .
(Cust) (Minor)
TEN ENT — as tenants by the entireties under Uniform Gifts to Minors Act . . . . . . . . . . . . .
(State)
JT TEN — as joint tenants with right of survivorship            UNIF TRF MIN ACT . . . . . . . . . . . . .
        . .Custodian (until age. . . ). . . . . . . . . . . and not as tenants in common
(Cust)
(Minor) under Uniform Transfers to Minors Act. . . . . . . . . .
(State)
Additional abbreviations may also be used though not in the above list.
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, ___hereby sell, assign and transfer unto
___
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)
___
___
___Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated: ___20___Signature(s) Guaranteed: Medallion Guarantee Stamp
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers,
Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.
Signature: ___
Signature: ___Notice: The signature to this
assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or
enlargement, or any change whatever.